Exhibit 99.2 Investor Presentation First Quarter 2026

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding Popular’s business, financial condition, results of operations and objectives, performance, earnings and expenses. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect our future results and financial condition is included in our Form 10-K for the year ended December 31, 2025 and our Form 10-Q for the quarter ended March 31, 2026 to be filed with the Securities and Exchange Commission. Our filings are available on our website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). We assume no obligation to update or revise any forward-looking statements which speak as of their respective dates. 2

Strategic Framework BE THE #1 BANK FOR OUR CUSTOMERS Meet customers where they are. We are their first choice, always one step ahead, fostering loyalty and deepening relationships at every stage of their lives, to drive growth BE SIMPLE AND EFFICIENT Deliver solutions faster, improve productivity, and reduce costs BE A TOP PERFORMING BANK Become a performance-driven organization with top talent, delivering sustainable, profitable growth and sustainable long-term value to our shareholders 3

Q1 2026 Highlights

Financial Highlights

($ in millions, except per share information)

Income Statement	Q1 2026	Q4 2025	Change	Q1 2025
Net Income	$ 246	$ 234	$ 12	$ 178
Adjusted Net Income[1]	246	224	22	178
Net Interest Margin (NIM)	3.66%	3.61%	0.05%	3.40%
Net Interest Margin FTE[2]	4.14%	4.03%	0.11%	3.73%
Total Deposit Costs	1.56%	1.68%	(0.12%)	1.83%
EPS	$ 3.78	$ 3.53	$ 0.25	$ 2.56
Financial Ratios				
ROA	1.29%	1.23%	0.06%	0.96%
ROTCE[3]	15.46%	14.39%	1.07%	11.36%
Ending Balances				
Loans Held in Portfolio	$ 39,290	$ 39,328	$ (38)	$ 37,254
Total Assets	76,131	75,348	783	74,039
Total Deposits	67,611	66,190	1,421	65,819
Borrowings	1,120	1,449	(329)	1,090
Credit Quality				
Non-Performing Loans (NPLs)	$ 458	$ 498	$ (40)	$ 314
NPL Ratio	1.17%	1.27%	(0.10%)	0.84%
NCO Ratio	0.61%	0.51%	0.10%	0.53%
ACL-NPL Ratio	180%	162%	18%	243%
Capital				
Common Equity Tier 1	15.92%	15.72%	0.20%	16.11%
Tangible Book Value Per Share	$ 84.98	$ 82.65	$ 2.33	$ 72.02

Quarter Highlights

Highlights:

- Net income increased $12 million to $246 million
- Net interest income increased $13 million to $670 million driven by lower deposit costs, mainly P.R. public deposits
- NIM of 3.66% increased 5 bps; FTE NIM expanded 11 bps to 4.14%
- Loans held in portfolio decreased by $38 million driven by Popular U.S.
- Total deposits increased $1.4 billion or 2.2% driven by retail and commercial deposits in BPPR; excluding P.R. public deposits, customer deposits increased by $1.2 billion or 1.8%
- Total deposit costs decreased 12 bps driven by P.R. public deposits costs
- NPLs decreased $40 million to $458 million; NPL ratio at 1.17% vs. 1.27% in Q4
- NCO Ratio of 0.61% vs. 0.51% in Q4
- Tangible book value per share increased $2.33 or 2.8% to $84.98
- Common Equity Tier 1 increased 20 bps to 15.92%
- ROTCE of 15.46% vs. 14.39% in Q4

Capital Actions:

- Repurchased $155 million in common stock at an average price of $134.31 per share and paid quarterly common stock dividend of $0.75 per share
  - $126 million remained under our active common stock repurchase authorization as of March 31, 2026

See Slide 15 for footnotes
Differences due to rounding

4

Q1 2026 Business Highlights

BPPR

($ in millions)	Q1 2026	Q4 2025	Change	Q1 2025
Net Income	$ 204	$ 190	$ 14	$ 166
Net Interest Margin	3.85%	3.78%	0.07%	3.63%
Loans Held in Portfolio	27,647	27,628	19	26,093
P.R. Public Deposits	19,669	19,419	250	19,622
Total Deposits	55,887	54,741	1,146	54,647
Total Deposit Costs	1.31%	1.42%	(0.11%)	1.55%
Borrowings	57	62	(5)	66

Highlights:

- Loans held in portfolio increased $19 million:
  - mortgage loans increased $87 million
  - commercial and construction loans increased $15 million
  - personal loans increased $14 million
  - auto loans and leases decreased $51 million
  - credit cards decreased $43 million
- NIM increased 7 bps to 3.85%:
  - investment securities yields increased 4 bps to 2.68%
  - loan yields decreased 2 bps to 7.72%
  - total deposit costs decreased 11 bps to 1.31%
    - P.R. public deposit costs decreased 31 bps to 2.66%
    - excluding P.R. public deposits, total deposit costs decreased 1 bp

Popular U.S.

($ in millions)	Q1 2026	Q4 2025	Change	Q1 2025
Net Income	$ 37	$ 33	$ 4	$ 15
Net Interest Margin	3.15%	3.11%	0.04%	2.74%
Loans Held in Portfolio	11,613	11,669	(56)	11,129
Total Deposits	12,231	12,034	197	11,953
Total Deposit Costs	2.69%	2.85%	(0.16%)	3.09%
Borrowings	467	792	(325)	431

Highlights:

- Loans held in portfolio decreased $56 million:
  - commercial and construction loans decreased $26 million
  - mortgage loans decreased $24 million
- NIM increased 4 bps to 3.15%:
  - loan yields decreased 6 bps to 6.08%
  - total deposit costs decreased 16 bps to 2.69%
- Borrowings decreased $325 million due to lower FHLB advances

Differences due to rounding

5

Financial Summary Quarterly Results (unaudited) ($ in thousands, except EPS) Q1 2026 Q4 2025 Variance Net interest income $ 6 70,180 $ 657,552 $ 12,628 Provision for credit losses 75,886 72,016 3,870 Net interest income after provision for credit losses $ 594,294 $ 585,536 $ 8 ,758 Banking fees 1 11,636 113,472 (1,836) Asset management and insurance fees 30,051 31,944 (1,893) Mortgage banking activities 4,213 3,624 589 Other operating income 19,726 17,246 2 ,480 Total non-interest income $ 165,626 $ 166,286 $ (660) Total personnel costs 2 16,069 230,158 (14,089) Technology and software expenses 89,139 86,124 3 ,015 Professional fees 25,553 29,357 (3,804) Business promotions 22,860 29,919 (7,059) Transactional services 39,087 38,336 751 Net occupancy 27,299 27,772 (473) Other operating expenses 47,303 31,540 1 5,763 Total operating expenses $ 4 67,310 $ 473,206 $ (5,896) Income before income tax 2 92,610 278,616 1 3,994 Income tax expense 46,936 4 4,716 2 ,220 Net income $ 245,674 $ 233,900 $ 11,774 EPS $ 3.78 $ 3.53 $ 0.25 1 ROTCE 15.46% 14.39% 1.07% See Slide 15 for footnotes 6 Differences due to rounding

Net Interest Income and NIM Dynamics Quarter Highlights: Earning Assets 1 (ending balances, $ in billions) • Net interest income increased by $13 million to $670 million $72.8 $72.9 $72.1 $71.8 $70.8 0.1 4 • Net interest margin increased 5 bps to 3.66% 70.0 0 $39.3 $38.2 $38.7 $39.3 $37.3 0.1 2 ‐ Primarily driven by lower cost of P.R. public deposits by 31 bps 60.0 0 0.1 • Net interest margin FTE of 4.14% increased 11 bps 50.0 0 7.48% 7.50% 7.49% 7.51% 7.53% 0.0 8 40.0 0 ‐ Money market and investment securities yields (FTE) increased 0.0 6 3 bps to 3.54% 30.0 0 $34.6 $33.6 $33.6 $33.1 $32.8 0.0 4 20.0 0 • Money market and investment securities increased $804 million to 0.0 2 $33.6 billion, representing 46% of earning assets 10.0 0 3.50% 3.59% 3.51% 3.54% 3.38% - 0 • Total deposits increased by $1.4 billion. Average total deposits Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 increased $1.1 billion. Excluding P.R. public deposits, average Loan balances customer deposits increased $384 million Money market and investment securities Loan yields (FTE) Money market and investment securities yields (FTE) Net Interest Income and NIM Sources of Funds ($ in millions) 1 (ending balances, $ in billions) $68.7 $68.6 $670 $67.8 $67.6 $658 $66.9 $647 $632 0.06 00 0.0 7 $606 $20.9 $19.7 600 60.0 0 $20.1 $19.4 $19.6 0.0 6 0.05 00 500 50.0 0 0.0 5 5.63% 5.65% 5.66% 5.57% 0.04 00 5.49% 3.32% 3.22% 3.19% 400 40.0 0 2.97% 0.0 4 2.66% 0.03 00 4.14% 4.03% 300 3.90% 30.0 0 3.85% 0.0 3 3.73% 0.02 00 $47.9 $46.2 $46.3 $46.4 $46.8 200 20.0 0 0.0 2 0.01 00 100 0.0 1 10.0 0 1.76% 1.72% 1.73% 1.62% 1.52% 1.17% 1.17% 1.15% 1.14% 1.09% - 0 - - Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Net interest income NIM (FTE) Earning assets yields (FTE) Cost of funds Deposits, excl P.R. public deposits P.R. public deposits Borrowings P.R. public deposit costs Deposit Costs, excl P.R. public deposit costs See Slide 15 for footnotes 7 Differences due to rounding

Non-Interest Income

Quarter Highlights:

- Non-interest income of $166 million remained flat when compared to Q4
- Non-interest income increased 9% YoY
  - Debit card fees increased 14% to $30 million and credit card fees increased 6% to 32 million
  - Asset management and insurance fees increased 13% to $30 million

($ in millions)	Q1 2026	Q4 2025	Variance	Q1 2025	Change vs. Q4 2025	Change vs. Q1 2025
Service charges on deposits	$ 38.8	$ 38.9	$ (0.1)	$ 39.1	(0%)	(1%)
Debit card fees	30.0	30.4	(0.4)	26.4	(1%)	14%
Credit card fees	32.0	32.8	(0.8)	30.1	(2%)	6%
Other fees	10.9	11.4	(0.5)	11.4	(5%)	(4%)
Banking fees	$ 111.6	$ 113.5	$ (1.8)	$ 107.0	(2%)	4%
Insurance fees	12.5	14.5	(1.9)	11.3	(13%)	11%
Brokerage and asset management fees	10.2	10.2	(0.0)	9.0	(0%)	14%
Trust fees	7.3	7.3	0.1	6.3	1%	16%
Asset management and insurance fees	$ 30.1	$ 31.9	$ (1.9)	$ 26.6	(6%)	13%
Mortgage banking activities	4.2	3.6	0.6	3.7	16%	14%
Other operating income	19.7	17.2	2.5	14.8	14%	33%
Non-interest income	**$ 165.6**	**$ 166.3**	**$ (0.7)**	**$ 152.1**	**(0%)**	**9%**



Non-Interest Income
($ in millions)
$152
$168
$171
$166
$166
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Banking fees
Asset management and insurance
Other operating income
Mortgage banking activities

Differences due to rounding

8

Operating Expenses Quarter Highlights: Change vs. • Operating expenses of $467 million Q4 Q1 decreased by $6 million compared to Q4 ($ in millions) Q1 2026 Q4 2025 Variance Q1 2025 2025 2025 ‐ Lower personnel cost due to Q4 profit Salaries 134.8 139.7 $ $ $ (4.9) $ 130.9 (3%) 3% sharing of $12.8 million and lower Commissions and incentives 33.7 49.2 (15.5) 38.0 (31%) (11%) salaries due to fewer days in Q1; and Pension, postretirement and other 47.6 41.3 6.3 43.8 15% 9% ‐ lower operational expenses across $ $ $ $ Total personnel costs 216.1 230.2 (14.1) 212.7 (6%) 2% most categories, partially offset by the Technology and software 3.0 83.7 89.1 86.1 4% 7% $15.3 million FDIC special assessment Professional fees (3.8) 26.8 (13%) (5%) 25.6 29.4 reversal in Q4 Business promotion (24%) (3%) 22.9 29.9 (7.1) 23.7 • Operating expenses decreased 1% YoY Transactional services 2% 3% 39.1 38.3 0.8 37.8 Net occupancy (2%) 0% 27.3 27.8 (0.5) 27.2 Other operating expenses 47.3 31.5 15.8 59.2 50% (20%) Operating expenses $ 467.3 $ 473.2 $ (5.9) $ 471.0 (1%) (1%) Operating Expenses ($ in millions) $495 $493 $471 $473 $467 500 .00 500 .00 400 .00 400 .00 300 .00 300 .00 200 .00 200 .00 100 .00 100 .00 - - Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Personnel costs Technology and professional fees Net occupancy and other expenses Business promotion and transactional services 9 Differences due to rounding

Capital Quarter Highlights: • Repurchased $155 million in common stock at an average price of $134.31 per share and paid quarterly common stock dividend of $0.75 per share - Since January 1, 2024, we have repurchased $874 million in common stock - $126 million remained under our active common stock repurchase authorization as of March 31, 2026 1 • Popular, Inc. TCE of 7.29% flat compared to Q4 Regulatory Capital Stack as of Q1 2026 Common Equity Tier 1 4.38% 1.73% 17.71% 15.92% 0.05% (1.12%) (2.25%) 16.30% 15.92% (1.39%) Q4-23 Net income Dividends Repurchases RWA and other Q1-26 CET1 Additional Tier 1 Tier 2 Total Capital Popular, Inc. BPPR Q1 2025 Q4 2025 Q1 2026 Q1 2025 Q4 2025 Q1 2026 17.01% 16.96% 16.85% 0.1 8 17.91% 15.70% 15.75% 15.70% 15.75% 17.71% 15.59% 15.59% 17.50% 0.1 6 0.1 8 16.11% 16.16% 15.98% 15.72% 15.92% 15.77% 0.1 6 0.1 4 0.1 4 0.1 2 0.1 2 0.1 0.1 8.50% 8.69% 8.60% 7.52% 7.39% 7.20% 0.0 8 7.29% 7.29% 6.78% 0.0 8 5.64% 5.62% 4.91% 0.0 6 0.0 6 0.0 4 0.0 4 0.0 2 0.0 2 0 0 Common Equity Tier 1 Risk-Based Total Risk-Based Tier 1 Leverage TCE Common Equity Tier 1 Risk-Based Total Risk-Based Tier 1 Leverage TCE Tier 1 Capital Capital Capital Tier 1 Capital Capital Capital See Slide 15 for footnotes 10 Differences due to rounding

Non-Performing Assets Quarter Highlights: Non-Performing Assets • Non-Performing Assets (NPAs) and Non-Performing Loans ($ in millions) (NPLs) decreased by $37 million and $40 million, respectively 600 0.040000000 $545 $541 $504 • NPL inflows decreased by $9 million, driven by lower 0.035000000 500 $435 $424 $412 commercial inflows by $13 million, partially offset by higher $408 0.030000000 $366 $358 400 mortgage inflows by $4 million 0.025000000 • BPPR NPLs decreased by $39 million to $420 million, mainly 300 0.020000000 driven by lower commercial and consumer NPLs by $18 million 0.015000000 200 each 0.7% 0.7% 0.7% 0.010000000 0.6% 0.6% 0.6% 0.6% 0.5% 0.5% 100 • Popular U.S. NPLs decreased by $2 million to $38 million 0.005000000 0.000000000 0 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 NPLs OREO NPAs/Total Assets Non-Performing Loans NPL Inflows ($ in millions) ($ in millions) 600 0.04 400 $502 $498 0.035 500 $458 300 0.03 $247 $361 $354 $351 400 $342 0.025 $314 $312 200 300 0.02 1.3% 1.3% 1.2% 0.015 1.0% 200 1.0% 1.0% 0.9% 0.8% 0.8% $69 $67 100 0.01 $60 $61 $59 $50 $45 $41 100 0.005 0 0 0 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Popular U.S. BPPR Total Commercial and Construction Mortgage Other NPLs/Loans 11 Differences due to rounding

NCOs and Allowance for Credit Losses Quarter Highlights: • NCOs increased $10 million to $60 million, mainly driven by a BPPR commercial real estate loan classified as NPL in the third quarter of 2025. NCO Ratio increased 10 bps to 0.61%. NCOs in Q4 included $5 million in recoveries from the sale of previously charged-off auto loans and credit cards. Excluding these recoveries, NCO Ratio was 0.57% in Q4 • ACL increased $16 million to $824 million, mainly driven by higher reserves for commercial loans, partially offset by a decrease in the reserve for auto loans. ACL-to-Loans Ratio at 2.10% vs. 2.05% in Q4 Allowance for Credit Losses ACL Movement ($ in millions) ($ in millions) Reserve Reserve 830 $8 $824 $34 Balance Build Balance Build Balance ACL/Loan $808 810 Portfolios Q1 2025 (Release) Q4 2025 (Release) Q1 2026 Q1 2026 790 $34 Commercial $ 279 $ 42 $ 321 $ 27 $ 348 1.62% 770 Mortgage 84 (3) 81 3 84 0.96% 750 Leases 20 (2) 19 (0) 19 0.94% $(60) 730 Consumer: 379 9 388 (14) 374 5.21% 710 Credit Cards 97 (5) 91 (2) 89 7.36% 690 Personal Loans 103 5 108 (2) 106 5.31% 670 Auto 172 8 180 (10) 171 4.51% 650 Other 7 1 8 (0) 8 4.35% NCOs Consumer Changes Q1 2026 ACL Consumer Commercial Economic NCOs Q1 2026 Q4 2025 Q4 2025 ACL Commercial Changes Economic Scenarios and… Total ACL $ 762 $ 46 $ 808 $ 16 $ 824 2.10% portfolio scenario and portfolio ACL ACL qualitative NCOs and NCO-to-Loans Ratio Consumer NCOs by Loan Portfolio ($ in millions) ($ in millions) $62 75 $67 70 4.0 0% $63 5.0 0% $60 $59 $58 $58 65 60 $55 $54 $50 $51 $49 $49 55 $48 3.0 0% $46 50 $44 4.0 0% $42 3.56% $42 45 3.26% 3.16% 40 2.0 0% 2.85% 2.80% 35 2.69% 3.0 0% 2.56% 30 2.46% 2.33% 25 0.74% 0.71% 0.65% 0.61% 0.60% 0.61% 0.53% 1.0 0% 20 0.51% 0.45% 15 2.0 0% 10 5 0.0 0% - 1.0 0% (5) (10) (1 5) -1.00% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 0.0 0% (20) Commercial and Construction Mortgage Leases Consumer NCO% Credit Card Personal Auto Other NCO% 12

Driving Value Market leader in Puerto Rico • Extensive customer base with 2.1 million customers • Solid deposit franchise and a well diversified loan portfolio • Distinct multichannel experience with top digital solutions and an unmatched branch network • Diversified business model, strong capital and ample liquidity to support our clients Franchise Mainland U.S. banking operation provides geographic diversification • Commercial led strategy directed at small and medium sized businesses • National banking segments focused on homeowners’ associations and healthcare • Other key niche segments include non-profit organizations and construction in the NY Metro • Branch footprint in South Florida and New York Metro • Continued to advance our strategic objectives • A growing number of initiatives are gaining traction simultaneously, and the pace of execution is accelerating. Recent examples include: Our Strategy ‐ Integrated marketplace in our digital banking platform connecting our retail and business customers ‐ Two new corporate credit cards designed to facilitate payments and optimize cash flow to our clients ‐ Targeted program for doctors, dentists and veterinarians • Repurchased $155 million in common stock at an average price of $134.31 per share and paid quarterly common stock dividend of $0.75 per share Capital Actions - $126 million remained under our active common stock repurchase authorization as of March 31, 2026 13

Guidance 2026 Guidance 2026 Guidance (GAAP Basis) Q1 2026 Update Commentary Net Interest Income 5%-7% increase for the year High-end of the guidance range Driven by higher volume of P.R. deposits Non-Interest Income $160 million - $165 million per quarter Unchanged NCOs 55 bps-70 bps annualized Unchanged Operating Expenses 3% increase for the year 2%-3% increase for the year Effective Tax Rate 15%-17% for the year Low-end of the guidance range Driven by higher exempt income Loan Growth 3%-4% for the year Low-end of the guidance range Driven by consumer loan demand in P.R. 14

Footnotes Slide 4: 1- Adjusted net income represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed, or to be filed, with the U.S. Securities and Exchange Commission for the applicable periods’ GAAP to non-GAAP reconciliation 2- Fully taxable equivalent (“FTE”) net interest margin (“NIM”) represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed, or to be filed, with the U.S. Securities and Exchange Commission for the applicable periods’ GAAP to non-GAAP reconciliation 3- Return on average tangible common equity (“ROTCE”) represents a non-GAAP financial measure. See table R in the Corporation’s Q1 2026 earnings press release for the reconciliation of GAAP to non-GAAP financial measures to be filed with the U.S. Securities and Exchange Commission Slide 6: 1- Return on average tangible common equity (“ROTCE”) represents a non-GAAP financial measure. See table R in the Corporation’s Q1 2026 earnings press release for the reconciliation of GAAP to non-GAAP financial measures to be filed with the U.S. Securities and Exchange Commission Slide 7: 1- Balances are as of end of period Slide 10: 1- TCE ratio is defined as the ratio of tangible common equity to tangible assets. See table R in the Corporation’s Q1 2026 earnings press release for the reconciliation of GAAP to non-GAAP financial measures to be filed with the U.S. Securities and Exchange Commission 15

Investor Presentation First Quarter 2026 Appendix

Corporate Structure Summary Corporate Structure Franchise Industry Financial Services Headquarters San Juan, Puerto Rico Assets = $76 billion Assets $76 billion (among top 50 Popular Holding Co. BHCs in the U.S.) Banco Popular Popular’s North (including Popular de Securities Insurance America, equity Puerto Rico LLC Subsidiaries Inc. investments) Loans $39 billion Popular Deposits $68 billion Bank Earnings Earnings Banking branches 153 in Puerto Rico, 36 in the U.S. (24 in New York and New Jersey and 12 in Puerto Rico Operations United States Operations Florida) and 9 in the U.S. Assets = $61 billion Assets = $15 billion and British Virgin Islands NASDAQ ticker symbol BPOP Selected equity investments: Banco BHD León under Corporate segment Market Cap $8.7 billion • Dominican Republic bank • 15.63% stake • 2025 net income of $306 million 17

Q1 2026 vs. Q4 2025 Business Segments Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q1 2026 Q4 2025 Variance Q1 2026 Q4 2025 Variance Net interest income $ 568 $ 555 $ 13 $ 112 $ 111 $ 1 Provision for credit losses 74 72 2 3 - 3 Net interest income after provision for credit losses 494 483 11 109 111 (2) Non-interest income 145 151 (6) 8 6 2 Operating expenses $ 402 $ 408 $ (6) $ 65 $ 66 $ (1) Income before income tax 237 226 11 52 51 1 Income tax expense 33 36 (3) 15 18 (3) Net income $ 204 $ 190 $ 14 $ 37 $ 33 $ 4 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q1 2026 Q4 2025 Variance Q1 2026 Q4 2025 Variance Total assets $ 60,786 $ 59,934 $ 852 $ 1 4,953 $ 15,062 $ (109) Total loans (HIP) 27,647 27,628 19 1 1,613 11,669 (56) Total deposits 55,887 54,741 1,146 12,231 12,034 197 Asset Quality BPPR Popular U.S. Q1 2026 Q4 2025 Variance Q1 2026 Q4 2025 Variance Non-performing loans held-in-portfolio / Total loans held- in-portfolio 1.52% 1.66% (0.14%) 0.33% 0.34% (0.01%) Non-performing assets / Total assets 0.77% 0.84% (0.07%) 0.26% 0.27% (0.01%) Allowance for credit losses / Total loans held-in-portfolio 2.65% 2.60% 0.05% 0.79% 0.77% 0.02% 18

Loan Composition and Yields Highlights: Loans Held-in-Portfolio Average • Loans held in portfolio decreased by $38 Yields (ending balances, million driven by Popular U.S. $ in millions) Q1 2026 Q4 2025 Variance Q1 2026 (FTE) • Average loan yields FTE at 7.53% increased Commercial $ 19,749 $ 19,760 $ (11) $ 19,723 6.77% by 2 bps 1,674 1,675 Construction (1) 1,697 8.14% 8,712 8,649 63 6.08% Mortgage 8,664 Auto loans and leases 5,779 5,830 (51) 5,877 8.66% Consumer 3,376 3,414 (38) 3,309 13.86% Total Loans $ 39,290 $ 39,328 $ (38) $ 39,270 7.53% Loan Composition (ending balances, $ in billions) 45.0 0 $39.3 $39.3 40.0 0 $37.1 $35.1 $3.4 $3.4 35.0 0 $32.1 $3.3 $3.3 $8.6 $8.7 30.0 0 $3.1 $8.1 $7.7 25.0 0 $7.4 $5.8 $5.8 $5.8 $5.4 20.0 0 $1.7 $1.7 $1.3 $5.1 $1.0 $0.8 15.0 0 10.0 0 $19.8 $19.7 $18.7 $17.7 $15.7 5.00 - 2022 2023 2024 2025 Q1 2026 Commercial Construction Auto loans and Leases Mortgage Consumer 19

Funding Profile and Deposit Composition Highlights: Funding Sources • Deposits at $67.6 billion in Q1, with P.R. public deposits at 19.7 (ending balances, $ in billions) billion, representing 30% of total deposits $1.1 • Total deposit costs, excluding P.R. public deposits, demonstrate the stability of core deposits, low cost and low betas $15.8 $19.7 • Total cost of deposits at 1.56% in Q1, decreased 12 bps, primarily from P.R. public deposits in BPPR and high-cost $67.6 deposits at Popular U.S. $8.7 • Borrowings at $1.1 billion, composed of long-term notes and $8.9 $14.6 FLHB advances • Deposits represent 98% of funding sources Non-interest bearing NOW & Money Market Savings Time deposits P.R. public deposits Borrowings Deposit Costs Trends Deposit Composition (ending balances, $ in billions) 0.04500000 3.69% 4.06% 0.04000000 80.0 0 3.32% 3.22% 0.03500000 3.19% $67.6 $66.2 $64.9 2.97% $63.6 70.0 0 $61.2 0.03000000 2.66% 60.0 0 $19.7 $19.4 0.02500000 $18.1 $19.5 $15.2 2.07% 50.0 0 1.68% 1.83% 1.78% 1.79% 0.02000000 1.68% $8.9 $6.8 $8.7 1.56% 40.0 0 $7.9 $8.4 0.01500000 30.0 0 $14.7 $14.6 $14.4 $14.6 $14.2 0.67% 0.01000000 20.0 0 $8.5 $8.7 $7.7 $7.7 $8.4 1.23% 1.17% 1.17% 1.15% 1.14% 1.09% 0.39% 0.00500000 0.91% 10.0 0 $16.0 $15.4 $15.1 $15.3 $15.8 0.29% 0.00000000 - 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 2022 2023 2024 2025 Q1 2026 Total deposit costs Total deposit costs excl P.R. public deposit costs P.R. public deposit costs Non-interest bearing NOW and Money market Savings Time deposits P.R. public deposits 20

Deposit Beta • BPPR's retail and commercial accounts are low beta products and will react more slowly to changes in short-term interest rates • High beta P.R. public deposits represent 30% of total deposits - P.R. public deposits are linked to market rates but respond with a lag to changes in three-month Treasury Bill yields • We expect that higher beta products in Popular U.S. will show similar elasticity to declining rates throughout the cycle Deposits by Type 6.00% Retail Int Bearing Deposits 90% 77% 5.00% 80% 70% 4.00% 60% 50% 3.00% 40% 23% 2.00% 30% 20% 1.00% 10% 0% 0.00% Retail - Int Bearing Fed Funds Target Non-Int Bearing Int Bearing Deposit Mix (by Type) Deposit Mix Retail Commercial Public Wholesale Non Int Bearing 8% 15% 0% 0% Int Bearing 31% 10% 30% 5% 6.00% Commercial Int Bearing Deposits Public Int Bearing Deposits 6.00% 5.00% 5.00% 4.00% 4.00% 3.00% 3.00% 2.00% 2.00% 1.00% 1.00% 0.00% 0.00% 21 Commercial - Int Bearing Fed Funds Target Public - Int Bearing Fed Funds Target Mar-17 Mar-17 Sep-17 Sep-17 Mar-18 Mar-18 Sep-18 Sep-18 Mar-19 Mar-19 Sep-19 Sep-19 Mar-20 Mar-20 Sep-20 Sep-20 Mar-21 Mar-21 Sep-21 Sep-21 Mar-22 Mar-22 Sep-22 Sep-22 Mar-23 Mar-23 Sep-23 Sep-23 Mar-24 Mar-24 Sep-24 Sep-24 Mar-25 Mar-25 Sep-25 Sep-25 Mar-26 Mar-26 Mar-17 Mar-17 Sep-17 Sep-17 Mar-18 Mar-18 Sep-18 Sep-18 Mar-19 Mar-19 Sep-19 Sep-19 Mar-20 Mar-20 Sep-20 Sep-20 Mar-21 Mar-21 Sep-21 Sep-21 Mar-22 Mar-22 Sep-22 Sep-22 Mar-23 Mar-23 Sep-23 Sep-23 Mar-24 Mar-24 Sep-24 Sep-24 Mar-25 Mar-25 Sep-25 Sep-25 Mar-26 Mar-26

Investment Portfolio

Quarter Highlights:

- Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt in Puerto Rico
- Investment portfolio duration 1.8 years; including cash, 1.6 years
- Market value of U.S. Treasuries held to maturity stood at $6.9 billion, in line with their book value
- Invested approximately $1.9 billion in U.S. Treasury notes with an average duration of 2.6 years and a yield of approximately 3.69%

$ in millions

		Q1 2026						Variance to Q4 2025	
	Description	Amortized Cost	% of Portfolio	Book Value	Gain / (Loss)	Yield	Maturity / WAL[1]	Amortized Cost	Gain / (Loss)
	Money Markets (Cash at Federal Reserve)	$4,646	13.9%	$4,646	$0	3.7%	-	$30	$0
AFS	U.S. T-bills	6,997	21.0%	6,997	0	3.4%	0.1	421	(0)
	U.S. Treasuries	10,067	30.1%	10,041	(26)	3.7%	1.5	933	(39)
	Agency MBS/CMO	5,574	14.1%	4,694	(879)	1.8%	6.5	(157)	1
	Total AFS	22,637	65.1%	21,733	(905)	3.2%	2.1	1,196	(38)
HTM	U.S. Treasuries[2]	7,164	20.7%	6,913	(246)	1.2%	1.4	(399)	47
	Other	54	0.2%	54	-	1.4%	15.3	(5)	-
	Total HTM	7,218	20.9%	6,967	(246)	1.2%	1.5	(404)	47
	Total Trading	31	0.1%	31	0	4.8%	6.4	(6)	0
	Total Portfolio	$34,532	100.0%	$33,377	($1,150)	2.9%	1.7	$815	$9



Maturities: US Treasury Notes (AFS & HTM)
$ Millions
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
Yield
UST Legacy
UST New
1.25%
3.79%
Jun-26
Sep-26
Dec-26
Mar-27
Jun-27
Sep-27
Dec-27
Mar-28
Jun-28
Sep-28
Dec-28
Mar-29
Jun-29
Sep-29
UST Legacy
UST New (Program Restarted in 2024)



Maturity Profile
40%
35%
30%
25%
20%
15%
10%
5%
0%
24%
35%
24%
2%
4%
0%
10%
0 - 3 yrs
4 - 5 yrs
6 - 7 yrs
8 - 10 yrs
U.S. T-bills
U.S. Treasuries - AFS
U.S. Treasuries - HTM
Agency MBS/CMO

[1] Maturity expressed in years; In the case of mortgage-backed securities and CMO's, it represents the weighted average life of the bonds assuming market consensus prepayment speeds

[2] The Book value includes $246 million of unrealized loss in AOCI related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity with an unrealized loss of $873 million at the time of transfer, which will be amortized (back into capital) throughout their remaining life. For the remainder of 2026 we expect the amortization to be approximately $118 million, $97 million for 2027 and the remaining amounts in 2028 and 2029.

Differences due to rounding

22

Allowance for Credit Losses – Q1 2026 ACL Movement: ACL Movement • Moody’s baseline forecast shows strong 2026 U.S. ($ in millions) economic growth 830 $8 $824 $34 $808 810 • Increased reserves due to changes in employment 790 $34 variables, and incremental qualitative reserves for the 770 U.S. CRE segment 750 $(60) 730 • Commercial portfolio driven by higher reserves for NPLs 710 and loans modified with financial difficulties 690 • Consumer driven by loss history for the unsecured 670 650 personal loans and credit cards portfolios NCOs Consumer Changes Q1 2026 ACL Consumer Economic NCOs Commercial Q1 2026 Q4 2025 Q4 2025 ACL Commercial Changes Economic Scenarios and… Economic Scenarios: portfolio portfolio scenario and ACL ACL qualitative • Baseline scenario assigned the highest probability, followed by the S3 (pessimistic) scenario Economic Activity Unemployment Rates • The probability assigned to the S3 (pessimistic) scenario Projections Projections U.S. 2025 2026 2027 U.S. 2025 2026 2027 remains at elevated levels due to current uncertainty in 4Q25 Baseline 1.93% 2.05% 1.86% 4Q25 Baseline 4.22% 4.64% 4.67% the markets S1 - Stronger Growth 3.29% 2.58% S1 - Stronger Growth 3.83% 3.86% S3 - Recession (1.17%) 0.16% S3 - Recession 7.40% 8.07% • 2026 annualized GDP growth (baseline): 1Q26 Baseline 2.26% 2.93% 1.79% 1Q26 Baseline 4.28% 4.50% 4.42% ‐ P.R. increased to 1.02% from 0.58% S1 - Stronger Growth 3.60% 2.93% S1 - Stronger Growth 3.93% 3.53% S3 - Recession 0.76% (0.78%) S3 - Recession 6.47% 8.29% ‐ U.S. increased to 2.93% from 2.05% P.R. P.R. 4Q25 Baseline 0.57% 0.58% 0.33% 4Q25 Baseline 5.55% 6.06% 6.18% • 2026 forecasted average unemployment rate (baseline): S1 - Stronger Growth 1.06% 0.43% S1 - Stronger Growth 5.67% 5.77% S3 - Recession (0.73%) (0.03%) S3 - Recession 7.28% 7.67% ‐ P.R. remains near historically low levels at 5.94% 1Q26 Baseline 0.81% 1.02% 0.24% 1Q26 Baseline 5.56% 5.94% 6.01% S1 - Stronger Growth 1.28% 0.51% S1 - Stronger Growth 5.66% 5.54% ‐ U.S. is lower than previous period at 4.50% S3 - Recession 0.12% (0.47%) S3 - Recession 6.81% 7.67% 23

Commercial and Industrial Portfolio Highlights: Commercial and Industrial Portfolio ($ in millions) • Commercial and Industrial (“C&I”) credit quality $8,598 $8,555 $8,238 $8,037 remained stable 6.2% $7,689 8,000 $2,637 $2,625 $2,449 $2,494 ‐ NPLs at $192 million, impacted by a $155 million single 7,000 $2,445 2.31% 2.10% 2.06% relationship classified as NPL in Q3 2025 6,000 $5,961 5,000 $5,929 $5,744 $5,588 ‐ Low historical losses $5,244 3.1% 4,000 2.21% 2.12% 2.25% 1.92% 1.76% ‐ Allowance for credit losses (“ACL”) to loans held-in- 3,000 portfolio at 2.31% 2,000 1,000 0.13% 0.14% • Strong loan growth in 2025 following prudent lending 0 0.0% standards Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 • The portfolio is mainly concentrated on the following BPPR Popular U.S. NPL/Loans ACL/Loans industries: other services (mostly U.S. community association loans), finance and insurance, retail trade, public administration, and finance and insurance Commercial & Industrial Portfolio Balance by industry type Other 12% Information Credit Metrics 4% Other Services 24% Health Care and Metric Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Social Assistance 30-89 DPD/Loans 0.21% 0.27% 0.26% 0.25% 0.28% 4% Transportation and NPL/Loans 0.13% 0.14% 2.12% 2.21% 2.25% Warehousing NCO Ratio -0.03% 0.06% 0.07% 0.27% 0.03% 4% Accommodation ACL/Loans 1.92% 1.76% 2.06% 2.10% 2.31% and Food Services Finance and ACL/NPL 1475.92% 1237.57% 97.03% 95.02% 102.58% 4% Insurance Manufacturing 11% Classified Loans/Loans 4.67% 4.33% 6.22% 6.25% 6.23% 5% Wholesale Trade 6% Retail Trade Real Estate and 10% Public Rental and Leasing Administration 7% 9% 24

Non-Owner Occupied CRE Portfolio Highlights: Non-Owner Occupied CRE ($ in millions) • Non-Owner Occupied CRE (CRE NOO) exposure mainly in $5,541 $5,543 $5,521 $5,543 $5,463 retail, hotels and office space 5,000 $2,227 $2,191 $2,148 $2,151 • Office exposure limited to 1.7% of total loan portfolio and $2,160 1.16% 12% of CRE NOO: 1.08% 1.06% 1.06% 4,000 1.05% ‐ Office space mainly in mid-rise properties with 0.81% 0.77% 3,000 diversified tenants across both regions $3,392 $3,395 $3,303 $3,314 $3,330 2,000 ‐ Average loan size at approximately $3 million 0.30% 0.30% 0.60% 1,000 • Strong credit risk profile 0 0.0% ‐ NPLs at 0.60%, decreasing by $9 million, driven by an Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 $11 million charge-off related to a hotel property in Florida classified as NPL in Q3 2025 BPPR Popular U.S. NPL/Loans ACL/Loans ‐ Allowance for credit losses to loans held-in-portfolio at 1.16% Non-Owner Occupied CRE Balance by property type Other Health Facility 7% Credit Metrics 4% Retail Mixed use Metric Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 33% 6% 30-89 DPD/Loans 0.07% 0.06% 0.33% 0.08% 0.28% NPL/Loans 0.26% 0.25% 0.81% 0.77% 0.60% Industrial NCO Ratio -0.05% -0.03% 0.92% 0.00% 0.80% 8% ACL/Loans 1.05% 1.07% 1.08% 1.06% 1.16% ACL/NPL 410.78% 422.98% 133.36% 137.47% 191.80% Shelters Classified Loans/Loans 3.23% 4.08% 3.98% 3.43% 3.25% 11% Office Space 12% Hotels 19% 25

Multifamily Loan Portfolio Highlights: Multifamily Loans • 86% of the portfolio concentrated in Popular U.S. ($ in millions) $2,521 $2,521 $2,456 $2,427 $2,375 • Strong credit risk profile with low levels of delinquency, 2,500 1.6% NCOs and classified loans $2,214 $2,187 $2,152 $2,084 $2,067 1.4% 2,000 ‐ New York multifamily loan portfolio: 0.79% 1.2% 0.60% 0.67% 0.57% ‐ Represents $1.4 billion or 3.5% of our total loan 0.83% 1,500 1.0% portfolio 0.8% 1,000 ‐ Underwritten based on rental income at loan 0.45% 0.6% 0.43% 0.37% 0.36% 0.35% origination 0.4% 500 ‐ No exposure to rent controlled buildings 0.2% $343 $308 $306 $302 $303 0 0.0% ‐ Rent stabilized units represent less than 40% of the Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 total units in the loan portfolio with the majority originated after 2019 BPPR Popular U.S. NPL/Loans ACL/Loans Multifamily Loans Balance by state Other NJ 3% 4% PR 10% Credit Metrics Metric Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 30-89 DPD/Loans 0.23% 0.44% 0.16% 0.66% 0.67% NPL/Loans 0.37% 0.43% 0.35% 0.36% 0.45% NCO Ratio 0.00% 0.00% 0.00% -0.01% 0.00% NY FL 56% 27% ACL/Loans 0.57% 0.67% 0.67% 0.79% 0.83% ACL/NPL 153.90% 153.60% 191.90% 221.13% 183.08% Classified Loans/Loans 0.97% 1.27% 1.20% 1.09% 1.34% 26

P.R. Mortgage Loan Portfolio Highlights: • 44% of the P.R. mortgage loan portfolio is comprised of U.S. government guaranteed loans • Over the last five years, origination average FICO scores above 750 and LTV of approximately 70% • Delinquency and NCO levels for the period remained below the historical average benchmark. Delinquencies reflected significant improvements FICO Mix of Originations (Non-Conforming) Portfolio: Guaranteed vs. Non-Guaranteed (% of approved amount) ($ in millions) 78% 77% 74% 70% 67% 73% 73% 72% 76% $7,436 $7,348 8,00 0 0 0. .2 23 3 $7,233 0 0. .2 22 2 0 0. .2 21 1 $7,104 0 0. .2 20 0 759 761 0 0. .1 19 9 751 750 756 754 $6,946 0 0. .1 18 8 0 0. .1 17 7 736 741 $6,810 0 0. .1 16 6 734 $6,695 0 0. .1 15 5 0 0. .1 14 4 $6,591 0 0. .1 13 3 $6,484 0 0. .1 12 2 0 0. .1 11 1 0 0. .1 10 0 7,00 0 0 0. .0 09 9 0 0. .0 08 8 0 0. .0 07 7 0 0. .0 06 6 0 0. .0 05 5 $3,283 0 0. .0 04 4 0 0. .0 03 3 2% $3,168 0 0. .0 02 2 $3,038 0 0. .0 01 1 6% 5% 6% 5% 6% - (0.01) $2,902 ( (0 0. .0 01 2) ) ( (0 0. .0 02 3) ) 12% $2,765 ( (0 0. .0 04 3) ) ( (0 0. .0 05 4) ) 6,00 0 $2,630 ( (0 0. .0 05 6) ) 17% ( (0 0. .0 06 7) ) 18% $2,502 ( (0 0. .0 07 8) ) $2,399 ( (0 0. .0 08 9) ) ( (0 0. .1 00 9) ) $2,314 ( (0 0. .1 10 1) ) (0.11) ( (0 0. .1 12 2) ) ( (0 0. .1 13 3) ) 21% ( (0 0. .1 14 4) ) 31% ( (0 0. .1 15 5) ) 26% ( (0 0. .1 16 6) ) 29% 27% ( (0 0. .1 17 7) ) 29% ( (0 0. .1 18 8) ) 5,00 0 ( (0 0. .1 19 9) ) ( (0 0. .2 20 0) ) ( (0 0. .2 21 1) ) ( (0 0. .2 22 2) ) ( (0 0. .2 23 3) ) ( (0 0. .2 24 4) ) ( (0 0. ..2 25 5) ) ( (0 0. .2 26 6) ) ( (0 0. .2 27 7) ) ( (0 0. .2 28 8) ) 38% ( (0 0. .2 29 9) ) ( (0 0. .3 30 0) ) 32% ( (0 0. .3 31 1) ) 4,00 0 ( (0 0. .3 32 2) ) 34% ( (0 0. .3 33 3) ) ( (0 0. .3 34 4) ) ( (0 0. .3 35 5) ) ( (0 0. .3 36 6) ) ( (0 0. .3 37 7) ) ( (0 0. .3 38 8) ) ( (0 0. .3 39 9) ) ( (0 0. .4 40 0) ) $4,202 $4,195 ( (0 0. .4 41 1) ) $4,170 $4,192 $4,193 $4,180 $4,181 $4,180 $4,153 ( (0 0. .4 42 2) ) ( (0 0. .4 43 3) ) ( (0 0. .4 44 4) ) ( (0 0. .4 45 5) ) 3,00 0 ( (0 0. .4 46 6) ) ( (0 0. .4 47 7) ) ( (0 0. .4 48 8) ) ( (0 0. .4 49 9) ) ( (0 0. .5 50 0) ) ( (0 0. .5 51 1) ) ( (0 0. .5 52 2) ) ( (0 0. .5 53 3) ) ( (0 0. .5 54 4) ) ( (0 0. .5 55 5) ) ( (0 0. .5 56 6) ) ( (0 0. .5 57 7) ) ( (0 0. .5 58 8) ) ( (0 0. .5 59 9) ) 2,00 0 ( (0 0. .6 60 0) ) ( (0 0. .6 61 1) ) 73% ( (0 0. .6 62 2) ) ( (0 0. .6 63 3) ) 69% ( (0 0. .6 64 4) ) 66% 67% 67% (0.65) 65% ( (0 0. .6 66 5) ) ( (0 0. .6 66 7) ) ( (0 0. .6 67 8) ) ( (0 0. .6 68 9) ) ( (0 0. .7 60 9) ) ( (0 0. .7 71 0) ) ( (0 0. .7 72 1) ) 51% 50% ( (0 0. .7 72 3) ) 48% 1,00 0 ( (0 0. .7 74 3) ) ( (0 0. .7 75 4) ) ( (0 0. .7 76 5) ) ( (0 0. .7 77 6) ) ( (0 0. .7 77 8) ) ( (0 0. .7 78 9) ) ( (0 0. .7 89 0) ) ( (0 0. .8 81 0) ) ( (0 0. .8 82 1) ) ( (0 0. .8 83 2) ) ( (0 0. .8 83 4) ) ( (0 0. .8 84 5) ) ( (0 0. .8 85 6) ) ( (0 0. .8 86 7) ) - ( (0 0. .8 87 8) ) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 2018 2019 2020 2021 2022 2023 2024 2025 2026 Non-Guaranteed Government Guaranteed 740+ 680-739 620-679 <620 WA FICO Original LTV Delinquency Government Guaranteed Loans Delinquency Non-Guaranteed Loans ($ in millions) ($ in millions) 400 0.38 500 0.380 0.38 0.375 0.37 0.370 0.37 $433 0.365 0.36 $430 0.360 0.36 $425 0.355 $335 $333 0.35 $411 $413 0.350 0.35 0.345 0.34 450 0.340 $320 $398 350 $316 0.34 $396 $395 0.335 0.33 0.330 0.33 $386 0.325 $303 $301 0.32 0.320 $294 0.32 0.315 $286 0.31 0.310 0.31 400 0.305 0.30 0.300 0.30 0.295 0.29 0.290 300 0.29 $210 0.285 $197 0.28 $207 0.280 $166 0.28 0.275 $164 $251 $202 0.27 $219 0.270 0.27 350 0.265 $158 0.26 $174 0.260 $158 $177 $196 0.26 0.255 0.25 $185 0.250 $149 0.25 0.245 $147 250 0.24 0.240 $132 0.24 0.235 $140 0.23 300 0.230 0.23 0.225 0.22 0.220 0.22 17.8% 18.1% 0.215 0.21 0.210 0.21 0.205 0.20 16.5% 0.200 $129 0.20 16.2% 0.195 200 0.19 250 0.190 0.19 0.185 0.18 0.180 0.18 13.9% 0.175 0.17 13.6% 13.6% 0.170 0.17 13.1% 0.165 0.16 0.160 0.16 12.0% 0.155 0.15 200 0.150 150 0.15 0.145 0.14 0.140 0.14 0.135 0.13 0.130 0.13 0.125 0.12 0.120 8.0% 7.9% 0.12 150 0.115 7.5% 7.6% 0.11 0.110 7.2% 7.2% 6.8% 7.0% 0.11 0.105 0.10 0.100 100 6.0% 0.10 0.095 0.09 0.090 0.09 0.085 0.08 0.080 0.08 100 0.075 0.07 0.070 0.07 0.065 0.06 0.060 0.06 0.055 0.05 0.050 50 0.05 0.045 0.04 50 0.040 0.04 0.035 0.03 0.030 $168 $169 $158 $161 $154 $153 $146 $162 $121 0.03 $193 $223 $210 $218 $201 $219 $224 $233 $199 0.025 0.02 0.020 0.02 0.015 0.01 0.010 0.01 0.005 0 - 0 - Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 30-89 DPD NPLs 30+ DPD/Loans 30-89 DPD 90+ DPD and Still Accruing 30+ DPD/Loans 27

Auto Loan Portfolio Highlights: Delinquency Avg. 2011-2019 03/31/2026 ($in millions) • Improvements in credit quality of originations 6.17% 3.42% • Auto balances have remained stable, with recent quarter- 4500 0.07 $3,862 $3,851 over-quarter declining trend $3,819 $3,821 $3,820 $3,820 $3,773 $3,784 $3,707 4000 0.06 3500 • Delinquency and NCO levels for the period remained $2,918 0.05 below the historical average benchmark. Delinquencies 3000 5.00% 4.89% 0.04 reflected significant improvements QoQ 2500 4.67% 4.65% 4.46% 4.64% 4.29% 2000 3.86% 0.03 • FICO mix of originations have remained robust, with 3.57% 3.42% 1500 weighted-average FICO scores of approximately 737 0.02 1000 0.01 • Q1 originations were approximately a 65%/35% split 500 $135 $143 $168 $178 $191 $136 $166 $179 $187 $130 between new/used auto loans 0 0 Q4 2019 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 30+ DPD Portfolio 30+ DPD/Portfolio FICO Mix of Originations NCOs and NCO-to-Loan Ratio (% of approved amount) ($ in millions) 739 737 737 729 732 731 723 720 721 Avg. 2011-2019 YTD 700 1.88% 1.35% 100% 5% 4% 4% 6% 6% 6% 7% 7% 8% 2% 2% 4% 4% 20 0.03 3% 7% 7% 2% 600 9% 23% 18 80% 24% 23% 26% 24% 24% 0.025 500 26% 27% 16 26% 14 2.44% 60% 0.02 400 12 10 0.015 300 40% 8 71% 70% 66% 66% 67% 65% 1.35% 200 0.01 60% 61% 58% 6 20% 4 100 0.005 2 $18 $14 $10 $17 $19 $13 $7 $12 $13 $13 0% 0 0 0 2018 2019 2020 2021 2022 2023 2024 2025 2026 Q4 2019 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 700+ 625-699 <625 No FICO WA FICO Auto NCOs NCOs % 28

Auto Lease Portfolio Highlights: Delinquency Avg. 2011-2019 03/31/2026 • Auto lease balances have grown steadily, but experienced ($in millions) 2.06% 1.72% 2500 0.06 a decline in the most recent quarter $1,999 $2,001 $1,986 $1,983 • Delinquency and NCO levels for the period remained $1,950 $1,925 0.05 $1,887 2000 $1,828 $1,765 below the historical average benchmark 0.04 • FICO mix of originations have remained robust, with 1500 weighted-average FICO scores of approximately 739 0.03 $1,060 2.06% 1000 1.88% 1.85% 1.83% 1.81% 1.79% 1.77% 1.71% 1.72% 1.69% 0.02 500 0.01 $19 $32 $33 $32 $40 $33 $37 $37 $38 $34 0 0 Q4 2019 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations (% of approved amount) NCOs and NCO-to-Loan Ratio 744 741 743 739 736 735 730 730 731 ($ in millions) Avg. 2011-2019 YTD 700 0.65% 0.52% 100% 3% 3% 2% 3% 3% 3% 4% 4% 4% 600 18% 18% 19% 22% 24% 20% 4 0.016 26% 26% 26% 80% 500 3.5 0.014 3 0.012 60% 400 2.5 0.01 1.07% 300 2 0.008 40% 79% 79% 78% 76% 75% 74% 70% 70% 71% 1.5 0.006 200 1 0.004 20% 0.52% 100 0.5 0.002 $3 $4 $3 $2 $4 $3 $3 $2 $3 $3 0% 0 0 0 Q4 2019 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 2018 2019 2020 2021 2022 2023 2024 2025 2026 700+ 625-699 <625 No FICO WA FICO 29 Leases NCOs NCO %

P.R. Personal Loan Portfolio Highlights: Delinquency Avg. 2011-2019 03/31/2026 • Portfolio balances have remained stable but growing at a ($ in millions) 3.61% 2.47% slower pace since 2024 due to tightening measures 200 0 $1,851 $1,836 $1,823 $1,792 • Delinquency remained below the historical average $1,756 $1,746 $1,745 $1,754 $1,754 0.05 180 0 benchmark 160 0 $1,368 0.04 • NCO levels for the period remained above the historical 140 0 average benchmark, with significant improvements in 120 0 0.03 most recent vintages 100 0 3.19% 3.15% 3.09% 3.01% 2.92% 800 2.77% 2.75% 2.72% 2.70% 0.02 • FICO mix of originations have remained robust, with 2.47% 600 weighted-average FICO scores of 750 in recent vintages 400 0.01 200 $43 $51 $54 $56 $53 $49 $48 $50 $51 $46 0 0 Q4 2019 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations NCOs and NCO- to Loan Ratio (% of approved amount) ($ in millions) Avg. 2011-2019 YTD 746 748 748 750 741 736 740 738 738 2.53% 3.90% 0% 0% 0% 0% 1% 1% 2% 2% 3% 700 100% 25 0.08 3% 2% 2% 2% 3% 3% 3% 3% 5% 600 0.07 80% 20 0.06 500 47% 49% 49% 46% 51% 53% 56% 56% 49% 0.05 60% 15 400 0.04 300 40% 10 4.19% 3.90% 0.03 200 0.02 51% 49% 49% 49% 20% 43% 44% 43% 5 40% 41% 100 0.01 $14 $22 $21 $22 $23 $18 $16 $16 $18 $18 0% 0 0 0 Q4 2019 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 2018 2019 2020 2021 2022 2023 2024 2025 2026 Personal loan NCOs NCO % 750+ 650-749 <650 No FICO WA FICO 30

Credit Cards Portfolio Highlights: Delinquency Avg. 2011-2019 03/31/2026 ($in millions) • Overall balances have grown steadily, but experienced a 3.74% 3.83% decline in the most recent quarter 1400 0.06 • Delinquency and NCOs remain above historical $1,257 $1,226 $1,218 $1,215 $1,214 $1,187 $1,188 $1,163 0.055 $1,142 $1,124 benchmarks, with an overall improving trend since 2025 1200 0.05 0.045 1000 • FICO mix of originations have remained robust, with 4.85% 0.04 4.62% 4.58% weighted-average FICO scores of approximately 774 0.035 800 4.16% 4.13% 4.06% 4.01% 4.01% 3.83% 0.03 3.45% 600 0.025 0.02 400 0.015 0.01 200 0.005 $39 $46 $48 $55 $59 $54 $49 $49 $52 $46 0 0 Q4 2019 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations NCOs and NCO-to-Loan Ratio (% of approved amount) ($in millions) 772 774 768 Avg. 2011-2019 YTD 750 754 753 750 748 749 0% 3.67% 5.20% 2% 2% 2% 2% 2% 3% 4% 100% 5% 700 2% 1% 1% 1% 1% 3% 2% 3% 2% 20 0.08 600 28% 18 80% 30% 32% 0.07 42% 45% 16 43% 45% 500 44% 45% 0.06 14 60% 400 0.05 12 5.20% 10 0.04 300 40% 8 0.03 69% 67% 65% 200 6 55% 53% 51% 50% 49% 49% 3.21% 0.02 20% 4 100 0.01 2 $8 $14 $14 $15 $17 $16 $17 $15 $14 $16 0% 0 0 0 2018 2019 2020 2021 2022 2023 2024 2025 2026 Q4 2019 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Credit Card NCOs NCOs % 31 750+ 650-749 <650 No FICO WA FICO

P.R. Public Sector Exposure • Substantially all the Corporation’s direct exposure outstanding in Q1 were obligations from various Puerto Rico municipalities. As of March 31, 2026, our direct exposure outstanding to P.R. municipalities amounted to $340 million, flat when compared to the prior quarter • Our direct exposure to P.R. government entities at March 31, 2026 includes an exposure associated with Automated Clearing House (“ACH”) transaction settlements capped at $47 million, none of which was outstanding Municipalities Outstanding P.R. Sector Exposure Obligations of municipalities are backed by real and personal property ($ in millions) Loans Securities Total taxes, municipal excise taxes, and/or a percentage of the sales and use tax Municipalities $ 333 $ 7 $ 340 P.R. Government Entities P.R. Government Entities $ - $ - $ - Obligations of the Commonwealth of Puerto Rico, its agencies and instrumentalities (excluding municipalities) Indirect exposure $ 166 $ 35 $ 201 Indirect Exposure Includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related 32

Popular's Credit Ratings

Senior Unsecured Ratings		
Fitch	BBB-	Stable Outlook
S&P	BB+	Positive Outlook
Moody's	Ba1	Positive Outlook


2019
April
Moody's upgrades to B1 from B2
S&P revised outlook to Positive
May
Fitch upgrades to BB from BB-
2020
March
S&P lowers outlook to Stable
2021
March
Moody's revised outlook to Positive
April
Moody's upgrades to Ba3 from B1
Fitch and S&P revised outlook to Positive
June
Fitch upgrades to BBB- from BB, revised outlook to Stable
2022
April
S&P upgrades to BB+ from BB-, revised outlook to Stable
September
Moody's upgrades to Ba1 from Ba3, revised outlook to Stable
2025
September
Moody's upgrades outlook to Positive
2026
January
S&P upgrades outlook to Positive

33

Investor Presentation First Quarter 2026